EXHIBIT 10.2

                         KERYX BIOPHARMACEUTICALS, INC.

                             1999 SHARE OPTION PLAN
                           (As Amended - May 13, 2003)

      1. Purposes of the Plan. The purposes of this Share Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under this Plan may or may not contain such terms as will qualify the Options as Incentive Share Options ("ISOs") within the meaning of Section 422(b) of the United State Internal Revenue Code of 1986, as amended (the "Code"). Options granted under this Plan will be designated for tax purposes as determined by the Administrator at the time of the grant in accordance with Applicable Laws.

      2. Definitions. As used herein, the following definitions and the definitions set forth in Section 1 above shall apply.

            (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 hereof.

            (b) "Applicable Laws" means the requirements relating to the administration of share option plans under U.S. state corporate laws, U.S. federal and state securities laws, U.S. tax laws, the stock exchange or quotation system on which the shares are listed or quoted and the applicable laws of any country or jurisdiction where the shares are registered or options are granted under the Plan.

            (c) "Board" means the Board of Directors of the Company or of any Parent or Subsidiary of the Company.

            (d) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

            (e) "Company" means Keryx Biopharmaceuticals, Inc., a corporation under the laws of the State of Delaware.

            (f) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

            (g) "Director" means a member of the Board.

            (h) "Employee" means any person, including officers of the Company (within the meaning of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or


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between the Company, any Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (i) "Fair Market Value" means, as of any date, the value of a Share determined as follows:

                  (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, the Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination; or

                  (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (j) "Option" means a share option granted pursuant to the Plan.

            (k) "Option Agreement" means a written or electronic agreement or letter between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan. The Option Agreement shall specify whether, and to what extent, the Options which are the subject of the Agreement are intended to be ISOs or Options intended to be taxed under the Code but not intended to qualify as ISO's ("NSOs").

            (l) "Optioned Shares" means the Shares subject to an Option.

            (m) "Optionee" means the holder of an outstanding Option granted under the Plan.

            (n) "Parent" means any company other than the Company, whether now or hereafter existing, in an unbroken chain of companies ending with the Company if, at the time of the granting of the Option, each of the companies other than the Company owns shares possessing 50 percent or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

            (o) "Plan" means this Lakaro Biopharmaceuticals, Inc. 1999 Share Option Plan.

            (p) "Repurchaser" means (i) the Company, if permitted by Applicable Laws; (ii) if the Company is not permitted by Applicable Laws, then any affiliate or subsidiary of the Company designated by the Board of Directors; or
(iii) if the majority of the Board of Directors of the Company so decide, any other third party or parties designated by the Board of Directors,


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provided in no case shall the Company provide financial assistance to any other party to purchase the Shares if doing so is prohibited by Applicable Laws.

            (q) "Service Provider" means an Employee, Director or Consultant.

            (r) "Share" means a share of the Company's common shares having a par value of $0.001, as adjusted in accordance with Section 11 below.

            (s) "Subsidiary" means any company other than the Company, whether now or hereafter existing, in an unbroken chain of companies beginning with the Company if, at the time of the granting of the Option, each of the companies other than the last company in an unbroken chain owns shares possessing 50 percent or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

      3. Shares Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is two million eight hundred twenty thousand (2,820,000) Shares. The Shares may be authorized, but unissued, or acquired by the Repurchaser.

      If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, other than Shares which have been acquired by the Repurchaser pursuant to the terms of the Plan.

      4. Administration of the Plan.

            (a) Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

                  (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                  (iv) to approve forms of the Option Agreement for use under the Plan;


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                  (v) to determine the terms and conditions of any Option
granted hereunder, including, without limitation, the vesting schedule, and whether and to what extent an Option shall be ISO's;

                  (vi) to determine whether and under what circumstances an Option may be settled in cash as set forth under subsection 9(e) instead of Shares;

                  (vii) to reduce the exercise price of any Option to the then current Fair Market Value, if the Fair Market Value of the Shares covered by such Option has declined since the date the Option was granted;

                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (ix) subject to Applicable Laws, to allow Optionees to satisfy withholding tax obligations by electing to have the Company, if permitted under Applicable Laws, withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                  (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

            (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

            (d) Grants to Committee Members. If the Administrator is a Committee appointed by the Board, the grant of Options under the Plan to members of such Committee, if any, shall be made by the Board and not by such Committee.

      5. Eligibility.

            (a) Options may be granted to Service Providers.

            (b) The Plan shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company or a Parent or Subsidiary, nor shall it interfere in any way with his or her right or the Company's right, or the right of the Company's Parent or Subsidiary, subject to any employment agreements, to terminate such relationship at any time, with or without cause.

      6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years after the earlier of its adoption by the Board or its approval by the Company's Shareholders, unless sooner terminated under Section 13 of the Plan.


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      7. Term of Option. Unless stated otherwise in the Option Agreement, the term of each Option shall be no more than ten (10) years from the date of grant thereof.

      8. Option Exercise Price and Consideration.

            (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator in accordance with Applicable Laws and subject to guidelines as shall be suggested by the Board from time to time, if any.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) consideration received by the Company under a formal cashless exercise program, if such program is adopted by the Company in connection with the Plan, or (5) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

            (c) The proceeds received by the Company from the issuance of Shares subject to the Options will be added to the general funds of the Company and used for its corporate purposes.

      9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence other than leave pursuant to law. An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by Applicable Laws, the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse, or in the name of a valid trust established by the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. To avoid doubt, until the Shares are issued, such Optionee shall not have the right to vote at any meeting of the shareholders of the Company, nor shall the Optionees be deemed to be a class of shareholders or creditors of the Company. Upon their issuance, unless otherwise determined by the Board, the Shares shall carry equal voting rights as the common stock of the company on all matters where such vote is permitted by


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Applicable Law. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

      If any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of their issuance shall be delayed for the period necessary to take such action.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or disability (as defined below), the Optionee may exercise his or her Option within such period of time (of at least thirty (30) days) as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). Unless otherwise determined by the Administrator and in the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination, except that the Option shall remain exercisable for only thirty (30) days following the Optionee's termination if such termination is with cause (as determined by the Company). Unless otherwise determined by the Administrator, if, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise within the time specified by the Option Agreement, the Plan or the Administrator the portion of his or her Option that had vested, the vested portion of the Option shall terminate, and the Shares covered by such portion shall revert to the Plan.

            (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of a physical or mental impairment, which has lasted or is expected to last for a continuous period of not less than 12 months and which causes the Optionee's total and permanent disability to engage in any substantial gainful activity, or for such other period and/or such other conditions as are specifically provided in the Option Agreement or any other agreement between a Grantee and the Company ("Disability"), the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later


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than the expiration of the term of such Option as set forth in the Option
Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
(12) months following the Optionee's death, unless otherwise extended by the Administrator. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (e) Buyout Provisions. The Administrator may at any time, if permitted under Applicable Laws, offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made. No such offer shall obligate the Optionee to relinquish his or her Option.

      10. Transferability of Options. Unless otherwise specifically provided in an Option Agreement, Options may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, only to an Optionee's spouse or descendants, or to a trust (or other entity owned by such a trust) for the primary benefit of the Optionee, his spouse and/or descendants ("Permitted Transferees"), and may be exercised, during the lifetime of the Optionee, only by the Optionee or a Permitted Transferee.

      11. Adjustments Upon Changes in Capitalization or Merger.

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per Share of each such outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, recapitalization, combination or reclassification of the Shares, rights issues or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities (including the Series A Convertible Preferred Stock) of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the administrator shall notify each Optionee a soon as practicable


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            prior to the effective date of such proposed transaction. The
            Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      (c)   Reorganization and Change in Control Events

            (1)   Definitions

                  (a)   A "Reorganization Event" shall mean:

                        (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property; or

                        (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

                  (b)   A "Change in Control Event" shall mean:

                        (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event:
                              (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit


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                              plan (or related trust) sponsored or maintained by
                              the Company or any corporation controlled by the Company, (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition, or (D) any acquisition by Lindsay A. Rosenwald, Paramount Capital Inc., or any entity controlled by, controlling or under common control with Paramount Capital, Inc. (each such party is referred to herein as an "Exempt Person") of any shares of capital stock of the Company; provided that, after such acquisition, such Exempt Person does not beneficially own more than 49% of either (i) the Outstanding Company Common Stock or (ii) the Outstanding Company Voting Securities; or

                        (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                        (iii) the consummation of a merger, consolidation,
                              reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or


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                              indirectly, more than 50% of the then-outstanding
                              shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding Exempt Persons, the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                  (c) "Good Reason" shall mean any significant diminution in the Optionee's title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Optionee from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Optionee is principally located to a location that is greater than 50 miles from the current site.

                  (d) "Cause" shall mean any (i) willful failure by the Optionee, which failure is not cured within 30 days of written notice to the Optionee from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Optionee which affects the business reputation of the Company.

            (2)   Effect on Options

                  (a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of


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                        whether such event will result in a Change in Control
                        Event), except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between an Optionee and the Company, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the date which is eighteen (18) full months after the date of the consummation of the Reorganization Event, the Optionee's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Optionee or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                              Notwithstanding the foregoing, except to the
                        extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Grantee and the Company, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Optionees, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such


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                        Reorganization Event, except to the extent exercised by
                        the Optionees before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                  (b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between the Optionee and the Company, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that such assumed or substituted options shall become immediately exercisable in full if, on or prior to the date which is eighteen
                        (18) full months after the date of the consummation of the Change of Control Event, the Optionee's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Optionee or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Change of Control Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Change of Control Event, the consideration (whether cash, securities or other property) received as a result of the Change of Control Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Change of Control Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Change of Control Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding


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

                        corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Change of Control Event.

                              Notwithstanding the foregoing, except to the
                        extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Grantee and the Company, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Grantees, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Change of Control Event and will terminate immediately prior to the consummation of such Change of Control Event, except to the extent exercised by the Grantees before the consummation of such Change of Control Event; provided, however, that in the event of a Change of Control Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Change of Control Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Change of Control Event and that each Grantee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

      12. Date of Grant. Subject to Applicable Laws, the date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

      14. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option, the method of payment and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      17. Shareholder Approval of Plan. The Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

      18. Continuance of Status. Neither the Plan nor any Option Agreement shall impose any obligation on the Company, or a Parent or Subsidiary thereof, to continue any Optionee as a Service Provider, and nothing in the Plan or in any Option Agreement shall confer upon any Service Provider any right to continue as a Service Provider.

      19. Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the state of Delaware applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws.

      20. Tax Consequences. Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares or from any other event or act (of the Company or the Optionee) hereunder, shall be borne solely by the Optionee. Furthermore, the Optionee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      21. Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time. The Administrator may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

      22. Provision for Foreign Participants. The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

      Adopted by the Stockholders on November 15, 1999, and amended by the Board of Directors on December 22, 1999, November 20, 2001 and May 13, 2003


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